BABSON CAPITAL FUNDS TRUST

BABSON GLOBAL FLOATING RATE FUND

Class/Ticker: A/BXFAX, C/BXFCX, Y/BXFYX, I/BXFIX

BABSON GLOBAL CREDIT INCOME OPPORTUNITIES FUND

Class/Ticker: A/BXIAX, C/BXICX, Y/BXIYX, I/BXITX

BABSON ACTIVE SHORT DURATION BOND FUND

Class/Ticker: A/BXDAX, C/BXDCX, Y/BXDYX, I/BXDIX

BABSON TOTAL RETURN BOND FUND

Class/Ticker: A/BXTAX, C/BXTCX, Y/BXTYX, I/BXTIX

BABSON EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND

Class/Ticker: A/BXEAX, C/BXECX, Y/BXEYX, I/BXEIX

BABSON EMERGING MARKETS LOCAL CURRENCY DEBT FUND

Class/Ticker: A/BXLAX, C/BXLCX, Y/BXLYX, I/BXLIX

BABSON GLOBAL HIGH YIELD FUND

Class/Ticker: A/BXGAX, C/BXGCX, Y/BXGYX, I/BXGIX

BABSON U.S. HIGH YIELD FUND

Class/Ticker: A/BXHAX, C/BXHCX, Y/BXHYX, I/BXHIX

550 South Tryon Street

Charlotte, NC 28202

Telephone: 1-855-439-5459

Supplement dated July 15, 2015 to the Statement of Additional Information (“SAI”) for each Fund, dated May 31, 2015, as supplemented and amended from time to time.

This supplement provides new and additional information beyond that contained in the SAI for each Fund and should be read in conjunction with the SAI.

With respect to the disclosure regarding investment in “Other Investment Companies”on page 25 of the SAI, the following disclosure is added:

“The Trust considers the Premier Funds, MM Series Funds and MM Series Funds II for which Babson Capital serves as sub-adviser and MML Investment Advisers, LLC serves as manager to be part of the “same group of investment companies” under Section 12(d)(1)(G) of the Investment Company Act of 1940, as amended, for the purchase of other investment companies.”

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SAI FOR FUTURE REFERENCE.